UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
 (Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Christina T. Sydor, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  July 31
Date of reporting period: July 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                           DIVIDEND AND INCOME FUND
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2003

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.


        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

Gerald J. Culmone,
Portfolio Manager

                    [PHOTO]

                    Charles P. Graves, III
                    Portfolio Manager

                                     [PHOTO]

                                     Peter J. Wilby, CFA
                                     Portfolio Manager


 [GRAPHIC]

       Classic Series

 Annual Report . July 31, 2003

 SMITH BARNEY DIVIDEND AND INCOME FUND


      GERALD J. CULMONE
      Gerald J. Culmone has more than 16 years of securities business experience.

      CHARLES P. GRAVES III, CFA
      Charles P. Graves III, CFA, has more than 18 years of securities business experience.

      PETER J. WILBY, CFA
      Peter J. Wilby, CFA, has more than 23 years of securities business experience.

      FUND OBJECTIVE
      The Fund seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. Up to 25% of the Fund's assets may be invested in below-investment grade securities.

      FUND FACTS
      FUND INCEPTION
      -----------------
      March 28, 1988

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      16 Years (Gerald J. Culmone)
      18 Years (Charles P. Graves III, CFA)
      23 Years (Peter J. Wilby, CFA)




What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  5
Historical Performance................................................  6
Schedule of Investments...............................................  7
Statement of Assets and Liabilities................................... 22
Statement of Operations............................................... 23
Statements of Changes in Net Assets................................... 24
Notes to Financial Statements......................................... 25
Financial Highlights.................................................. 30
Independent Auditors' Report.......................................... 32
Additional Information................................................ 33
Tax Information....................................................... 35

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer



Dear Shareholder,

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to go to our website: www.smithbarneymutualfunds.com where you can find additional insight on your Fund.

We invite you to read this report in full. Please take the opportunity to talk to your financial adviser about this report or any other questions or concerns you have about your Fund and your financial future. As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 19, 2003



         1 Smith Barney Dividend and Income Fund | 2003 Annual Report

                               MANAGER OVERVIEW


Special Shareholder Notices --
Effective September 29, 2003:

Name Change
The formerly named Smith Barney Balanced Fund will be renamed Smith Barney Dividend and Income Fund ("Fund"). The Fund's investment objective seeking current income and long-term capital appreciation will not be affected as a result of this change. Consistent with the change in the Fund's name, the equity investment strategy will change from a focus on growth-oriented stocks to stocks that have a dividend stream so that approximately 80% of the equity portion of the portfolio will be invested in dividend-paying stocks.

Manager Change
Harry D. Cohen and Scott Glasser will be responsible for the day-to-day management of the equity portion of the Fund's portfolio. Mr. Cohen and Mr. Glasser are investment officers of Smith Barney Fund Management LLC and managing directors of Citigroup Global Markets Inc. The day-to-day management of the fixed-income portion of the Fund will continue to be the responsibility of Gerald J. Culmone and Peter J. Wilby.

Benchmark Change
The Fund will change its fixed-income benchmark from the Lehman Brothers Government/Credit Bond Index ("Lehman Index")/i/ to the Lehman Brothers Aggregate Bond Index./ii/ Management views the Lehman Brothers Aggregate Bond Index as a more appropriate index reflecting the broader composition of the Fund's portfolio of securities than the Fund's current benchmark. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The S&P 500 Index/iii/ will remain the benchmark for the equity portion of the Fund.

Performance Review
For the 12 months ended July 31, 2003, Class B shares of the Fund, without sales charges, returned 10.26%. In comparison, the Fund's unmanaged benchmarks the S&P 500 Index and the Lehman Index returned 10.64% and 7.12%, respectively, for the same period. The shares also outperformed the average of the Fund's Lipper peer group of balanced funds, which returned 8.21% for the same period./1/

Market Overview
Although the period proved to be a rewarding one for many investors, most of the gain was realized after March of this year. It was just six months ago that we reviewed the factors that led to such a disappointing 2002 -- fears of a war with Iraq, fears of deflation, rising energy prices and lack of corporate earnings growth, to name just a few. Throughout 2002, fixed-income securities, particularly high-quality investments performed quite well, while stocks generally continued to deteriorate in price.

The year 2003 started no better than 2002, but changed significantly after March. In relatively short order, the war in Iraq was declared over with major fighting complete and the regime fallen. A renewed Middle East peace initiative began, with truces called by all major factions. Talks began in North Korea, with pressure coming from its neighbors as well as from the U.S. to curtail its nuclear weapon development programs. In the U.S., the federal


/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2003, calculated among 524 funds in the balanced funds category with reinvestment of dividends and capital gains excluding sales charges.

         2 Smith Barney Dividend and Income Fund | 2003 Annual Report government cut taxes on dividends, capital gains and accelerated income tax relief. In June, the Federal Reserve lowered the federal funds rate/iv/ by an additional quarter of a percent to 1.00% and residential mortgage refinancing hit record levels. Consumer confidence, business confidence and capital spending all began to show signs of improvement, and companies started to see revenue growth that translated into better-than-expected earnings growth. From the latest market bottom in mid-March 2003, to the end of July, the S&P 500 Index appreciated over 23%, bringing its year-to-date performance to more than 12%.

Asset Allocation Shifted
Because fixed-income investments generally performed well throughout much of 2002 and the beginning of this year, while stocks did not, the asset allocation of the Fund moved to approximately 50% stocks and 50% bonds during the period, from its neutral target weighting of 60% stocks and 40% bonds. Based on our more positive outlook for stocks during the period, we sold bonds and bought stocks to bring the asset allocation back in-line with its target weighting.

Equity Portfolio Highlights
In the equity portion of the Fund's portfolio, additions of depressed technology and retail stocks made in late 2002 and early 2003, as well as of select healthcare stocks, contributed positively to Fund returns. Stocks of companies such as The Home Depot, Inc., Target Corp., Intel Corp., EMC Corp., The News Corp. Ltd., and Teva Pharmaceutical Industries Ltd. were top equity contributors to Fund performance during the period. The Fund continued to own these stocks as of July 31st. Stocks that detracted from Fund performance included HCA Inc., Motorola, Inc., Electronic Data Systems ("EDS") and Freddie Mac. The Fund liquidated its positions in HCA and EDS, while it maintained its positions in Motorola and Freddie Mac.

Turbulent Fixed-Income Market

The past 12 months have been an eventful period for the fixed-income markets. Early in the period, as equities broadly rebounded from their October 2002 lows, corporate yield spreads narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate bonds experienced during most of 2002. Many investors, who until this point had been avoiding risk, began to increase their appetite for credit risk in consideration of the historically wide gap between yields on corporate bonds and U.S. Treasury securities, favorable market conditions, improved corporate balance sheets, and indications suggesting the U.S. economy would improve in 2003.

The summer of 2002 proved to be a volatile period for credit-sensitive bonds, given their sensitivity to "headline" risk. A flight-to-quality resulted in the U.S. Treasury note market rally that dominated the bond market until we approached the fourth quarter of 2002. Concerns about the prospects of the war in Iraq fueled a second rally in the U.S. Treasury markets and the high-grade corporate market within the first half of 2003, but not at the expense of higher-yielding assets within the Fund's portfolio. We continued to see gains within all sectors of the Fund's bond allocation.

Reversal Late in the Period
Toward the end of the period, particularly in July, the bond market reacted to Fed policy and comments, which caused the sell-off of securities with longer durations, resulting in extensions within portfolios of mortgage-backed securities (duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates). This resulted in a historical yield curve shift not seen in almost two decades (the yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities); a steepening of the yield curve was the outcome of a more than one percent rise in yields on issues with 10-year maturities (as bond prices move opposite to yields). This sell-off eliminated all of the gains realized year-to-date, with most of the negative returns coming from the highest-quality issues with the longest-dated maturities.

On a total return basis, this shift led to some of the worst returns since the 1970's in many of the fixed-income market sectors. The recent stall in the rally of corporate


         3 Smith Barney Dividend and Income Fund | 2003 Annual Report bonds was due to these outside influences, namely the volatility of U.S. Treasuries, agencies, and mortgages, which contributed to the sell-off of corporate bonds.

Fixed-Income Portfolio Highlights
During the period, we saw positive returns generated from both the investment-grade and high-yield portions of the fixed-income portfolio. Towards the end of 2002, we selectively trimmed the Fund's weighting in U.S Treasury securities and lower-volatility, high-quality corporate debt securities replacing them with riskier, more volatile issues, a group of bonds predominately consisting of the BBB credit rating category. Our decision to tactically allocate assets to the high-yield sector of the bond market enhanced the Fund's returns relative to the benchmark during the period.

The allocation to bonds rated BBB in the Fund's fixed-income portfolio helped overall returns offset some loss experienced in its highest-grade segment. Relative to the benchmark, we continue to maintain an overweight allocation to corporate bonds in this market environment.

The portfolio's bond allocation is currently overweight in the corporate credit sector, relative to the fixed-income benchmark, and underweight government agencies and U.S. Treasuries, with a small allocation to asset-backed securities.

Thank you for your investment in the Smith Barney Dividend and Income Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,


                /s/ Gerald J. Culmone /s/ Charles P. Graves III
                Gerald J. Culmone     Charles P. Graves III, CFA
                Vice President and    Vice President and
                Investment Officer    Investment Officer

                /s/ Peter J. Wilby
                Peter J. Wilby, CFA
                Vice President and
                Investment Officer

August 19, 2003


The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2003 and are subject to change. Please refer to pages 7 through 19 for a list and percentage breakdown of the Fund's holdings.

/i/ The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
/ii/ The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage- and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
/iii/ The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
/iv/ The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

         4 Smith Barney Dividend and Income Fund | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                       Without Sales Charges/(1)/
                     -------------------------------
                     Class A Class B Class L Class O
----------------------------------------------------
Twelve Months Ended
  7/31/03             10.85%  10.26%  10.10%  10.37%
---------------------------------------------------
Five Years Ended
  7/31/03              0.30   (0.22)  (0.43)  (0.14)
---------------------------------------------------
Ten Years Ended
  7/31/03              4.41    3.88     N/A    3.93
---------------------------------------------------
Inception* through
  7/31/03              5.64    7.07   (0.87)   4.52
---------------------------------------------------
                         With Sales Charges/(2)/
                     -------------------------------
                     Class A Class B Class L Class O
----------------------------------------------------
Twelve Months Ended
  7/31/03              5.26%   5.26%   8.04%   8.30%
---------------------------------------------------
Five Years Ended
  7/31/03             (0.73)  (0.35)  (0.64)  (0.35)
---------------------------------------------------
Ten Years Ended
  7/31/03              3.87    3.88     N/A    3.83
---------------------------------------------------
Inception* through
  7/31/03              5.13    7.07   (1.06)   4.42
---------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                     Without Sales Charges/(1)/
-----------------------------------------------
Class A (7/31/93
  through 7/31/03)             53.92%
---------------------------------------------
Class B (7/31/93
  through 7/31/03)             46.32
---------------------------------------------
Class L (Inception*
  through 7/31/03)             (4.38)
---------------------------------------------
Class O (7/31/93
  through 7/31/03)             47.06
---------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, L and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and O shares reflect the deduction of the maximum initial sales charges of 5.00%, 1.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 * Inception dates for Class A, B, L and O shares are November 6, 1992, March 28, 1988, June 15, 1998 and February 4, 1993, respectively.


         5 Smith Barney Dividend and Income Fund | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)




Value of $10,000 Invested in Class B Shares of the Smith Barney Dividend and Income Fund vs. S&P 500 Index, Lehman Brothers Government/Credit Bond Index and Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------
                            July 1993 -- July 2003

                                    [CHART]

           Smith Barney
           Dividend and                 Lehman Brothers     Lehman Brothers
           Income Fund-       S&P       Government/Credit     Aggregate
          Class B Shares    500 Index    Bond Index/++/     Bond Index/++/
          --------------   -----------  -----------------  -------------------
Jul 1993     $10,000        $10,000         $10,000             $10,000
Jul 1994       9,047         10,515           9,987              10,010
Jul 1995      10,189         13,255          10,999              11,022
Jul 1996      11,083         15,450          11,582              11,631
Jul 1997      12,732         23,501          12,831              12,883
Jul 1998      14,791         28,037          13,867              13,897
Jul 1999      16,533         33,699          14,190              14,242
Jul 2000      18,201         36,718          15,000              15,093
Jul 2001      16,147         30,208          18,262              17,009
Jul 2002      13,271         23,075          19,521              18,291
Jul 2003      14,632         25,529          20,909              19,282


+Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2003. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Lehman Brothers Government/Credit Bond Index, is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the Indexes include reinvestment of dividends. The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

++It is the opinion of management that the Lehman Brothers Aggregate Bond Index more accurately reflects the current fixed-income composition of the Fund than the Lehman Brothers Government/Credit Bond Index. In future reporting, the Lehman Brothers Aggregate Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Government/Credit Bond Index. There is no change in the benchmark for the equity portion of the Fund which is the S&P 500 Index.



         6 Smith Barney Dividend and Income Fund  | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                           JULY 31, 2003


  SHARES                     SECURITY                       VALUE
---------------------------------------------------------------------
COMMON STOCK -- 62.8%
Aerospace & Defense -- 1.9%
     28,000 General Dynamics Corp.                      $   2,221,520
    110,298 United Technologies Corp.                       8,297,719
---------------------------------------------------------------------
                                                           10,519,239
---------------------------------------------------------------------
Air Freight & Couriers -- 0.6%
     55,500 United Parcel Service, Inc., Class B Shares     3,500,940
---------------------------------------------------------------------
Airlines -- 0.7%
    225,600 Southwest Airlines Co.                          3,702,096
---------------------------------------------------------------------
Banks -- 3.9%
    131,348 The Bank of New York Co., Inc.                  3,956,202
     50,000 Fifth Third Bancorp                             2,750,500
    179,300 Wells Fargo & Co.                               9,060,029
    115,200 Zions Bancorp.                                  6,432,768
---------------------------------------------------------------------
                                                           22,199,499
---------------------------------------------------------------------
Beverages -- 2.2%
    140,000 Anheuser-Busch Cos., Inc.                       7,254,800
     94,800 The Coca-Cola Co.                               4,263,156
     22,377 PepsiCo, Inc.                                   1,030,908
---------------------------------------------------------------------
                                                           12,548,864
---------------------------------------------------------------------
Biotechnology -- 0.7%
     56,065 Amgen, Inc. (a)                                 3,901,003
---------------------------------------------------------------------
Chemicals -- 1.2%
     57,000 Air Products and Chemicals, Inc.                2,649,360
     60,600 Praxair, Inc.                                   3,918,396
---------------------------------------------------------------------
                                                            6,567,756
---------------------------------------------------------------------
Commercial Services & Supplies -- 0.6%
    105,700 Paychex, Inc.                                   3,438,421
---------------------------------------------------------------------
Communications Equipment -- 2.4%
    503,870 Cisco Systems, Inc. (a)                         9,835,542
    135,300 Motorola, Inc.                                  1,223,112
    155,100 Nokia Oyj, Sponsored ADR                        2,373,030
---------------------------------------------------------------------
                                                           13,431,684
---------------------------------------------------------------------
Computers & Peripherals -- 3.8%
    181,600 Dell Inc. (a)                                   6,116,288
    666,800 EMC Corp. (a)                                   7,094,752
     67,400 International Business Machines Corp.           5,476,250
    155,200 Network Appliance, Inc. (a)                     2,480,096
---------------------------------------------------------------------
                                                           21,167,386
---------------------------------------------------------------------
Diversified Financials -- 6.4%
    245,124 American Express Co.                           10,827,127
     34,000 Fannie Mae                                      2,177,360
    100,000 Freddie Mac                                     4,885,000
    136,200 J.P. Morgan Chase & Co.                         4,773,810
    199,000 Morgan Stanley                                  9,440,560
     81,718 State Street Corp.                              3,750,856
---------------------------------------------------------------------
                                                           35,854,713
---------------------------------------------------------------------

                      See Notes to Financial Statements.

         7 Smith Barney Dividend and Income Fund  | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003

  SHARES                 SECURITY                   VALUE
-------------------------------------------------------------
Diversified Telecommunication Services -- 1.3%
    135,454 BellSouth Corp.                     $   3,450,013
      1,044 McLeodUSA, Inc., Class A Shares (a)         1,023
     65,000 SBC Communications Inc.                 1,518,400
     73,000 Verizon Communications Inc.             2,544,780
-------------------------------------------------------------
                                                    7,514,216
-------------------------------------------------------------
Electric Utilities -- 1.5%
     40,200 Consolidated Edison, Inc.               1,596,342
     45,600 FPL Group, Inc.                         2,812,152
    140,000 The Southern Co.                        3,981,600
-------------------------------------------------------------
                                                    8,390,094
-------------------------------------------------------------
Energy Equipment & Services -- 0.8%
     92,700 Noble Corp. (a)                         3,047,049
     75,000 Transocean Inc. (a)                     1,467,750
-------------------------------------------------------------
                                                    4,514,799
-------------------------------------------------------------
Food & Drug Retailing -- 0.6%
    117,000 CVS Corp.                               3,508,830
-------------------------------------------------------------
Food Products -- 0.5%
      1,948 Aurora Foods Inc. (a)                         269
     26,690 Hershey Foods Corp.                     1,943,299
     31,900 Sensient Technologies Corp.               681,703
-------------------------------------------------------------
                                                    2,625,271
-------------------------------------------------------------
Health Care Equipment & Supplies -- 1.0%
     70,000 Medtronic, Inc.                         3,605,000
     43,100 Zimmer Holdings, Inc. (a)               2,060,611
-------------------------------------------------------------
                                                    5,665,611
-------------------------------------------------------------
Health Care Providers & Services -- 0.7%
     50,000 WellPoint Health Networks Inc. (a)      4,182,500
-------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.9%
     30,600 Carnival Corp.                          1,049,886
    185,300 McDonald's Corp.                        4,263,753
-------------------------------------------------------------
                                                    5,313,639
-------------------------------------------------------------
Household Products -- 1.8%
    130,000 Colgate-Palmolive Co.                   7,098,000
     67,869 Kimberly-Clark Corp.                    3,284,860
-------------------------------------------------------------
                                                   10,382,860
-------------------------------------------------------------
Industrial Conglomerates -- 2.1%
    291,980 General Electric Co.                    8,303,911
    200,000 Tyco International Ltd.                 3,720,000
-------------------------------------------------------------
                                                   12,023,911
-------------------------------------------------------------
Insurance -- 2.5%
     87,000 Ambac Financial Group, Inc.             5,730,690
    134,700 American International Group, Inc.      8,647,740
-------------------------------------------------------------
                                                   14,378,430
-------------------------------------------------------------
Internet & Catalog Retail -- 0.9%
    130,500 InterActiveCorp (a)                     5,281,335
-------------------------------------------------------------

                      See Notes to Financial Statements.


         8 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003


  SHARES                         SECURITY                          VALUE
----------------------------------------------------------------------------
Machinery -- 1.9%
     49,000 Danaher Corp.                                      $   3,537,800
    100,000 Illinois Tool Works Inc.                               6,965,000
----------------------------------------------------------------------------
                                                                  10,502,800
----------------------------------------------------------------------------
Media -- 3.4%
    110,139 AOL Time Warner Inc. (a)                               1,699,445
     90,100 Cox Communications, Inc., Class A Shares (a)           2,864,279
     78,700 EchoStar Communications Corp., Class A Shares (a)      2,854,449
    251,000 The News Corp. Ltd., Sponsored ADR                     7,632,910
     65,300 Univision Communications Inc., Class A Shares (a)      2,037,360
     42,200 Viacom Inc., Class B Shares                            1,836,544
----------------------------------------------------------------------------
                                                                  18,924,987
----------------------------------------------------------------------------
Metals & Mining -- 0.8%
    165,000 Alcoa Inc.                                             4,582,050
----------------------------------------------------------------------------
Multiline Retail -- 2.5%
    165,200 Costco Wholesale Corp. (a)                             6,120,660
    215,000 Target Corp.                                           8,238,800
----------------------------------------------------------------------------
                                                                  14,359,460
----------------------------------------------------------------------------
Oil & Gas -- 2.8%
    195,252 BP PLC, Sponsored ADR                                  8,112,721
     45,802 ConocoPhillips                                         2,397,270
    140,918 Exxon Mobil Corp.                                      5,013,862
----------------------------------------------------------------------------
                                                                  15,523,853
----------------------------------------------------------------------------
Paper & Forest Products -- 0.6%
     90,000 International Paper Co.                                3,520,800
----------------------------------------------------------------------------
Pharmaceuticals -- 5.2%
    121,690 Johnson & Johnson                                      6,302,325
    284,600 Pfizer Inc.                                            9,494,256
     88,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR     5,045,920
    180,164 Wyeth                                                  8,211,875
----------------------------------------------------------------------------
                                                                  29,054,376
----------------------------------------------------------------------------
Semiconductor Equipment & Products -- 1.1%
    175,524 Intel Corp.                                            4,379,324
     23,300 Linear Technology Corp.                                  859,304
     30,000 Maxim Integrated Products, Inc.                        1,172,400
----------------------------------------------------------------------------
                                                                   6,411,028
----------------------------------------------------------------------------
Software -- 3.0%
    376,000 Microsoft Corp.                                        9,926,400
    582,145 Oracle Corp. (a)                                       6,985,740
----------------------------------------------------------------------------
                                                                  16,912,140
----------------------------------------------------------------------------
Specialty Retail -- 1.8%
    224,888 The Home Depot, Inc.                                   7,016,506
     62,600 Lowe's Cos., Inc.                                      2,977,256
----------------------------------------------------------------------------
                                                                   9,993,762
----------------------------------------------------------------------------
Tobacco -- 0.3%
     42,100 Altria Group, Inc.                                     1,684,421
----------------------------------------------------------------------------

                      See Notes to Financial Statements.

         9 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003


  SHARES                                                SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.4%
    257,700           AT&T Wireless Services Inc. (a)                                              $   2,198,181
      8,502           Crown Castle International Corp. (a)                                                84,167
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,282,348
----------------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $322,676,106)                                                         354,365,122
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
Aerospace & Defense -- 0.0%
        400           Northrop Grumman Corp., 7.250% Convertible Equity Security Units                    41,500
----------------------------------------------------------------------------------------------------------------
Communications Equipment -- 0.0%
      1,000           Motorola, Inc., 7.000% Convertible Equity Security Units                            33,150
----------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.0%
        300           Broadwing Communications Inc., 12.500% Cumulative Jr. Exchangeable, Series B        61,500
      1,300           Global Crossing Ltd., 6.750% Cumulative Convertible (b)                                 13
----------------------------------------------------------------------------------------------------------------
                                                                                                          61,513
----------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.1%
      6,100           Crown Castle International Corp., 6.250% Cumulative Convertible                    232,563
        398           Dobson Communications Corp., 13.000%, Sr. Exchangeable, Payment-in-kind             39,547
----------------------------------------------------------------------------------------------------------------
                                                                                                         272,110
----------------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost -- $728,115)                                                                 408,273
----------------------------------------------------------------------------------------------------------------
   FACE
 AMOUNT(c)  RATING(d)                                   SECURITY                                       VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 25.2%
Aerospace & Defense -- 0.1%
    330,000 B3*       Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due 5/15/09                 359,700
----------------------------------------------------------------------------------------------------------------
Air Freight & Couriers -- 0.3%
  1,500,000 AAA       United Parcel Service, Inc., Debentures, 8.375% due 4/1/30                       1,919,985
----------------------------------------------------------------------------------------------------------------
Airlines -- 0.2%
    300,000 C*        Air Canada Inc., Sr. Notes, 10.250% due 3/15/11 (b)                                164,250
                      Continental Airlines Inc., Pass-Through Certificates:
    335,000 BB-        Series 1999-2, Class C-2, 7.434% due 3/15/06                                      304,749
    510,000 B+         Series D, 7.568% due 12/1/06                                                      386,845
                      United Air Lines Inc., Pass-Through Certificates:
    245,469 Ba3*       Series 2000-2, Class B, 7.811% due 10/1/09                                         60,367
                       Series 2001-1:
    105,000 Ba1*         Class B, 6.932% due 9/1/11                                                       26,499
    230,000 Ba1*         Class C, 6.831% due 9/1/08                                                       25,340
    200,399 A+        US Airways Pass-Through Trust, Series 1999-1, Class A, 8.360% due 7/20/20          186,998
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,155,048
----------------------------------------------------------------------------------------------------------------
Auto Components -- 0.4%
    135,000 Ba2*      Arvin Capital I, Capital Securities, 9.500% due 2/1/27                             140,738
    190,000 BB        Dana Corp., Notes, 10.125% due 3/15/10                                             207,100
     80,000 B-        Eagle-Picher Industries, Sr. Sub. Notes, 9.375% due 3/1/08                          79,600
  1,700,000 A         Johnson Controls Inc., Sr. Notes, 5.000% due 11/15/06                            1,803,938
     35,000 CCC       LDM Technologies Inc., Sr. Sub. Notes, Series B, 10.750% due 1/15/07                34,825
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,266,201
----------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

         10 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003

   FACE
 AMOUNT(c)  RATING(d)                                     SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------------------
Automobiles -- 0.2%
  1,100,000 Baa1*     Ford Motor Co., Notes, 7.450% due 7/16/31                                         $    941,874
--------------------------------------------------------------------------------------------------------------------
Banks -- 2.1%
    900,000 BBB-      Astoria Financial Corp., Notes, 5.750% due 10/15/12                                    887,322
  2,500,000 Aa3*      Bank of America Corp., Sub. Notes, 6.500% due 8/15/03                                2,503,743
  1,700,000 A2*       BB&T Corp., Sub. Notes, 6.375% due 6/30/05                                           1,819,910
  1,000,000 A1*       Household Finance Corp., Notes, 8.000% due 7/15/10                                   1,177,335
    750,000 BBB       Independence Community Bank, Notes, 3.500% due 6/20/13                                 686,708
  1,250,000 B3*       Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27                        1,043,750
    220,000 BB+       PXRE Capital Trust I, Capital Securities, 8.850% due 2/1/27                            195,800
  1,225,000 A-        Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (e)                          1,418,458
    500,000 BBB-      Webster Bank, Sub. Notes, 5.875% due 1/15/13                                           510,033
  1,250,000 Aa2*      Wells Fargo Bank N.A., Sub. Notes, 7.800% due 6/15/10                                1,365,038
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,608,097
--------------------------------------------------------------------------------------------------------------------
Beverages -- 0.9%
  1,250,000 A+        Anheuser-Busch Cos., Inc., Sr. Notes, 6.000% due 4/15/11                             1,349,011
    975,000 A         Brown-Forman Corp., Notes, 3.000% due 3/15/08                                          948,101
  1,250,000 Aa3*      The Coca-Cola Co., Notes, 5.750% due 3/15/11                                         1,341,577
    175,000 B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11                               186,375
  1,500,000 A+        Diageo Capital PLC, Notes, 3.375% due 3/20/08                                        1,479,537
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,304,601
--------------------------------------------------------------------------------------------------------------------
Building Products -- 0.0%
     90,000 B-        Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12                           97,650
--------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.2%
    190,000 Ba2*      Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11                                        207,100
    350,000 CCC+      Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09                                        299,250
  2,305,000 B-        Huntsman International Holdings LLC, Sr. Discount Notes, zero coupon due 12/31/09      910,475
    355,000 B+        IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11                               356,775
    290,000 BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11                          327,700
    385,000 B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09                   410,025
    335,000 BB-       Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12                          337,512
    135,000 BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12                                          148,500
     80,000 B-        OM Group Inc., Notes, 9.250% due 12/15/11                                               78,800
    800,000 BBB+      Potash Corp. of Saskatchewan Inc., Notes, 4.875% due 3/1/13                            764,975
  2,500,000 A3*       Rohm & Haas Co., Sr. Notes, 6.950% due 7/15/04                                       2,617,218
     35,000 B+        Terra Capital Inc., Sr. Notes, 12.875% due 10/15/08                                     37,450
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,495,780
--------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies -- 0.9%
                      Allied Waste North America Inc., Series B:
    285,000 BB-        Sr. Notes, 7.875% due 1/1/09                                                          289,988
    585,000 BB-        Sr. Sub. Notes, 8.500% due 12/1/08                                                    620,100
    270,000 NR        Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08                                    232,200
    590,000 BBB-      Avis Group Holdings Inc., Sr. Sub. Notes, 11.000% due 5/1/09                           664,487
    235,000 BB-       Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/12                                       250,862
    775,000 B+        Per-Se Technologies Inc., Sr. Notes, Series B, 9.500% due 2/15/05                      786,625
                      Service Corp. International:
    250,000 BB-        Debentures, 7.875% due 2/1/13                                                         243,750

                      See Notes to Financial Statements.


         11 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003


   FACE
 AMOUNT(c)  RATING(d)                                       SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies -- 0.9% (continued)
                      Service Corp. International (continued):
                       Notes:
    535,000 BB-          6.875% due 10/1/07                                                                $    533,662
    610,000 BB-          6.500% due 3/15/08                                                                     594,750
    595,000 B+        Stewart Enterprises Inc., Sr. Sub. Notes, 10.750% due 7/1/08                              666,400
    330,000 B         Williams Scotsman Inc., Sr. Notes, 9.875% due 6/1/07                                      320,925
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,203,749
-----------------------------------------------------------------------------------------------------------------------
Communications Equipment -- 0.1%
    215,000 B+        Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09                                         241,875
    225,000 B         Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26                                 208,125
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                450,000
-----------------------------------------------------------------------------------------------------------------------
Construction & Engineering -- 0.3%
    370,000 B-        Atrium Cos., Inc., Sr. Sub. Notes, Series B, 10.500% due 5/1/09                           392,200
    225,000 Ba3*      Meritage Corp., Sr. Notes, 9.750% due 6/1/11                                              245,250
    680,000 Ba2*      Schuler Homes, Inc., Notes, 10.500% due 7/15/11                                           771,800
                      Standard Pacific Corp.:
    230,000 BB         Sr. Notes, 8.500% due 4/1/09                                                             243,800
    185,000 Ba3*       Sr. Sub. Notes, 9.250% due 4/15/12                                                       201,650
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,854,700
-----------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.0%
    180,000 Ca*       Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                                     58,500
-----------------------------------------------------------------------------------------------------------------------
Containers & Packaging -- 0.4%
    250,000 B+        Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13 (e)                  270,625
    750,000 BB        Owens-Brockway Glass Container Inc., Secured Notes, 8.875% due 2/15/09                    787,500
     95,000 B-        Pliant Corp., Sr. Sub. Notes, 13.000% due 6/1/10                                           83,125
    335,000 BBB       Sealed Air Corp., Notes, 6.950% due 5/15/09 (e)                                           358,779
    685,000 B         Stone Container Finance Co. - Canada, Sr. Notes, 11.500% due 8/15/06 (e)                  729,525
    265,000 B-        Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10                           257,050
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,486,604
-----------------------------------------------------------------------------------------------------------------------
Diversified Financials -- 2.0%
  1,000,000 A+        American Express Co., Notes, 5.500% due 9/12/06                                         1,081,893
  1,250,000 A         Countrywide Home Loan, Medium-Term Notes, Series K, 5.625% due 5/15/07                  1,340,003
  1,000,000 Aa3*      Credit Suisse First Boston USA Inc., Sr. Notes, 4.625% due 1/15/08                      1,031,584
    875,000 A3*       Ford Motor Credit Corp., Notes, 7.250% due 10/25/11                                       867,455
  1,500,000 AAA       General Electric Capital Corp., Medium-Term Notes, 3.500% due 5/1/08                    1,479,738
  1,000,000 A3*       General Motors Acceptance Corp., Notes, 6.875% due 9/15/11                                978,461
  1,250,000 AA-       International Lease Finance Corp., Notes, 6.375% due 3/15/09                            1,360,690
  1,250,000 Aa3*      Morgan Stanley, Notes, 6.100% due 4/15/06                                               1,355,208
  1,500,000 A         SLM Corp., Medium-Term Notes, Series A, 5.625% due 4/10/07                              1,607,979
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             11,103,011
-----------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.8%
    455,000 D         GT Group Telecom Inc., Sr. Discount Notes, step bond to yield 16.565% due 2/1/10 (b)           45
    380,000 Ba3*      Qwest Corp., Notes, 8.875% due 3/15/12 (e)                                                391,400
    313,000 CCC+      Qwest Services Corp., Notes, 14.000% due 12/15/14 (e)                                     351,343
  2,200,000 BBB-      Sprint Capital Corp., Sr. Notes, 6.875% due 11/15/28                                    1,980,902
  1,500,000 Aa3*      Verizon Pennsylvania Inc., Notes, Series A, 5.650% due 11/15/11                         1,555,218
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              4,278,908
-----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        12 Smith Barney Dividend and Income Fund  | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003


   FACE
 AMOUNT(c)  RATING(d)                                     SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.0%
    750,000 A-        Appalachian Power Co., Sr. Notes, Series H, 5.950% due 5/15/33                   $    674,374
     75,000 BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08                                             85,781
    795,000 B1*       Calpine Canada Energy Finance, Sr. Notes, 8.500% due 5/1/08                           596,250
    195,000 B1*       Calpine Corp., Sr. Notes, 8.750% due 7/15/07                                          153,075
     90,000 B+        CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04                                       90,450
    850,000 A-        Commonwealth Edison Co., Secured Notes, 5.875% due 2/1/33                             808,923
  1,000,000 A1*       Consolidated Edison Co. of New York, Debentures, 3.850% due 6/15/13                   907,273
    800,000 BBB+      Dominion Resources Inc., Notes, 4.125% due 2/15/08                                    808,755
  1,000,000 BBB+      Duke Energy Corp., Bonds, 6.450% due 10/15/32                                         954,490
    380,000 BB-       Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                                 302,100
    435,000 B2*       Reliant Resources, Inc., Sr. Notes, 12.000% due 5/1/10                                498,075
-------------------------------------------------------------------------------------------------------------------
                                                                                                          5,879,546
-------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.1%
    650,000 BBB-      Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08                            643,825
-------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services -- 0.2%
     95,000 BB        Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07                98,800
                      Pogo Producing Co., Sr. Sub. Notes, Series B:
     70,000 BB         10.375% due 2/15/09                                                                   75,600
    105,000 BB         8.250% due 4/15/11                                                                   112,875
    395,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09                               428,575
    180,000 BB-       SESI LLC, Sr. Notes, 8.875% due 5/15/11                                               195,300
    105,000 CCC+      Trico Marine Services, Inc., Sr. Notes, 8.875% due 5/15/12                             75,863
-------------------------------------------------------------------------------------------------------------------
                                                                                                            987,013
-------------------------------------------------------------------------------------------------------------------
Food & Drug Retailing -- 1.2%
    105,000 B-        American Restaurant Group Inc., Sr. Secured Notes, Series D, 11.500% due 11/1/06       76,125
     45,000 CCC+      CKE Restaurants, Inc., Sr. Sub. Notes, 9.125% due 5/1/09                               42,975
  1,000,000 BBB+      ConAgra Foods Inc., Notes, 7.500% due 9/15/05                                       1,102,673
    225,000 Ba2*      Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                                        223,875
    175,000 CCC       Denny's Corp., Sr. Notes, 11.250% due 1/15/08                                         118,125
     30,000 CCC+      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                                 28,500
     85,000 B-        Friendly Ice Cream Corp., Sr. Notes, 10.500% due 12/1/07                               87,125
  1,000,000 A         McDonald's Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08                   1,085,187
    250,000 B2*       Michael Foods Inc., Sr. Sub. Notes, Series B, 11.750% due 4/1/11                      288,750
    145,000 Caa1*     Mrs. Fields' Original Cookies, Inc., Sr. Sub. Notes, Series B,
                        10.125% due 12/1/04                                                                  70,325
  1,250,000 A-        Nabisco Inc., Notes, 6.375% due 2/1/35                                              1,312,210
    190,000 B-        Rite Aid Corp., Sr. Notes, 7.625% due 4/15/05                                         189,050
    825,000 BBB       Safeway Inc., Sr. Notes, 4.800% due 7/16/07                                           840,234
  1,500,000 AA-       Sysco Corp., Notes, 4.750% due 7/30/05                                              1,575,596
-------------------------------------------------------------------------------------------------------------------
                                                                                                          7,040,750
-------------------------------------------------------------------------------------------------------------------
Food Products -- 0.3%
  1,300,000 A+        Archer-Daniels-Midland Co., Debentures, 7.125% due 3/1/13                           1,483,072
    110,000 NR        Fleming Cos., Inc., Sr. Notes, 10.125% due 4/1/08 (b)                                  13,750
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,496,822
-------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 0.2%
    390,000 B-        Hanger Orthopedic Group, Inc., Sr. Sub. Notes, 11.250% due 6/15/09                    423,150
    320,000 BB-       Sola International Inc., Notes, 6.875% due 3/15/08                                    310,000

                      See Notes to Financial Statements.

       13 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003


   FACE
 AMOUNT(c)  RATING(d)                                     SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 0.2% (continued)
    395,000 B2*       Universal Hospital Services Inc., Sr. Notes, 10.250% due 3/1/08                  $    408,825
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,141,975
-------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services -- 0.5%
  1,500,000 AA        American Association of Retired Persons, Inc., Debentures, 7.500% due 5/1/31 (e)    1,684,061
    100,000 B2*       Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10                        106,250
    800,000 BBB       Laboratory Corp. of America Holdings, Notes, 5.500% due 2/1/13                        803,810
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,594,121
-------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.7%
    330,000 B         Alliance Gaming Corp., Sr. Sub. Notes, Series B, 10.000% due 8/1/07                   342,788
    185,000 B         Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09                           208,125
    650,000 A-        Carnival Corp., Notes, 6.150% due 10/1/03                                             654,778
    315,000 B2*       Courtyard by Marriott II, Sr. Secured Notes, Series B, 10.750% due 2/1/08             313,031
    375,000 Ba3*      HMH Properties, Inc., Sr. Secured Notes, Series A, 7.875% due 8/1/05                  381,562
                      Mandalay Resort Group:
    140,000 BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                                              141,750
    390,000 BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07                                         430,950
                      MGM MIRAGE, Sr. Sub. Notes:
    175,000 BB+        9.750% due 6/1/07                                                                    192,500
    360,000 BB+        8.375% due 2/1/11                                                                    396,000
    490,000 BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 8.125% due 5/15/11                    534,100
    350,000 B+        Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08                             365,750
-------------------------------------------------------------------------------------------------------------------
                                                                                                          3,961,334
-------------------------------------------------------------------------------------------------------------------
Household Durables -- 0.0%
    130,000 B         Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08                                      132,600
     45,000 B-        Sealy Mattress Co., Sr. Discount Notes, Series B, 9.311% due 12/15/07                  44,325
-------------------------------------------------------------------------------------------------------------------
                                                                                                            176,925
-------------------------------------------------------------------------------------------------------------------
Household Products -- 0.1%
     50,000 BBB-      American Greetings Corp., Notes, 6.100% due 8/1/28                                     50,500
    670,000 CCC       Remington Product Co., LLC, Sr. Sub. Notes, Series D, 11.000% due 5/15/06             675,025
-------------------------------------------------------------------------------------------------------------------
                                                                                                            725,525
-------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates -- 0.5%
  1,500,000 Aa1*      3M Co., Medium-Term Notes, Series C, 4.150% due 6/30/05                             1,563,858
  1,000,000 A-        Hutchison Whampoa International Ltd., Notes, 6.500% due 2/13/13 (e)                   998,575
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,562,433
-------------------------------------------------------------------------------------------------------------------
Insurance -- 0.3%
  1,175,000 A-        The Hartford Financial Services Group, Notes, 2.375% due 6/1/06                     1,156,630
    645,000 Ba1*      Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46               615,906
-------------------------------------------------------------------------------------------------------------------
                                                                                                          1,772,536
-------------------------------------------------------------------------------------------------------------------
Machinery -- 0.4%
    225,000 BB-       Case Corp., Notes, 7.250% due 1/15/16                                                 187,875
     95,000 BB-       Case Credit Corp., Notes, 6.750% due 10/21/07                                          87,400
  1,500,000 A-        Deere & Co., Sr. Notes, 6.550% due 7/15/04                                          1,567,636
    195,000 B         Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10                                  222,300
    140,000 B+        NMHG Holding Co., Notes, 10.000% due 5/15/09                                          154,700
    265,000 CCC+      Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07                         237,175
-------------------------------------------------------------------------------------------------------------------
                                                                                                          2,457,086
-------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

         14 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003

   FACE
 AMOUNT(c)   RATING(d)                                      SECURITY                                          VALUE
-----------------------------------------------------------------------------------------------------------------------
Media -- 2.4%
                       AMC Entertainment Inc., Sr. Sub. Notes:
      95,000 CCC+       9.500% due 3/15/09                                                                 $     97,850
      80,000 CCC+       9.500% due 2/1/11                                                                        83,200
     850,000 BBB       AT&T Broadband Corp., Notes, 8.375% due 3/15/13                                        1,002,707
                       Charter Communications Holdings Inc., Sr. Discount Notes:
   2,975,000 CCC-       Step bond to yield 11.709% due 1/15/10                                                1,904,000
     530,000 CCC-       Step bond to yield 14.231% due 1/15/11                                                  318,000
     805,000 CCC-       Step bond to yield 18.010% due 5/15/11                                                  434,700
                       CSC Holdings Inc.:
     130,000 BB-        Sr. Notes, Series B, 7.625% due 4/1/11                                                  126,750
     495,000 B+         Sr. Sub. Debentures, 10.500% due 5/15/16                                                529,650
                       EchoStar DBS Corp., Sr. Notes:
     705,000 BB-        10.375% due 10/1/07                                                                     770,213
     580,000 BB-        9.125% due 1/15/09                                                                      639,450
   1,105,000 BB-        9.375% due 2/1/09                                                                     1,172,681
     719,000 B-        Emmis Communications Corp., Sr. Discount Notes, step bond to yield
                         11.694% due 3/15/11                                                                    618,340
     165,000 B+        Garden State Newspapers, Inc., Sr. Sub. Notes, Series B, 8.750% due 10/1/09              170,156
     283,212 B-        Hollinger Participation Trust, Sr. Notes, Payment-in-kind, 12.125% due 11/15/10 (e)      325,694
     135,000 CCC       Imax Corp., Sr. Notes, 7.875% due 12/1/05                                                133,650
     645,000 B-        Insight Communications Co., Sr. Discount Notes, step bond to yield
                         12.639% due 2/15/11                                                                    527,287
   1,500,000 BBB-      News America Holdings Inc., Sr. Debentures, 7.750% due 2/1/24                          1,628,898
     300,000 CCC+      Paxson Communications Corp., Sr. Sub. Notes, step bond to yield 11.374% due 1/15/09      232,500
                       Pegasus Communications Corp., Sr. Notes, Series B:
      35,000 CCC-       9.625% due 10/15/05                                                                      32,200
     140,000 CCC-       9.750% due 12/1/06                                                                      128,800
     190,000 CCC-      Pegasus Satellite Communications, Inc., Sr. Discount Notes, step bond to yield
                         18.184% due 3/1/07                                                                     156,750
     935,000 BB-       Rogers Cablesystems Ltd., Sr. Sub. Notes, 11.000% due 12/1/15                          1,051,875
     335,000 B-        Spanish Broadcasting System, Inc., Sr. Sub. Notes, 9.625% due 11/1/09                    353,425
   1,225,000 BBB+      Time Warner Inc., Sr. Notes, 6.625% due 5/15/29                                        1,140,095
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             13,578,871
-----------------------------------------------------------------------------------------------------------------------
Metals & Mining -- 0.2%
     375,000 BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                                         424,134
     800,000 BBB       WMC Finance USA, Notes, 5.125% due 5/15/13 (e)                                           769,984
      75,000 BB-       Wolverine Tube Inc., Notes, 10.500% due 4/1/09                                            79,500
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,273,618
-----------------------------------------------------------------------------------------------------------------------
Multiline Retail -- 0.5%
   1,500,000 A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05                                  1,628,900
     142,000 BB+       J.C. Penney Co., Inc., Notes, 9.000% due 8/1/12                                          150,520
     750,000 Baa1*     Sears Roebuck Acceptance Corp., Bonds, 7.000% due 6/1/32                                 773,093
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,552,513
-----------------------------------------------------------------------------------------------------------------------
Oil & Gas -- 0.7%
   1,750,000 AA        ChevronTexaco Corp., Notes, 6.625% due 10/1/04                                         1,843,084
     270,000 BB-       El Paso Energy Partners L.P., Sr. Sub. Notes, 8.500% due 6/1/11                          286,200
     400,000 BB-       Leviathan Gas Pipelines Partners L.P., Sr. Sub. Notes, Series B, 10.375% due 6/1/09      439,000
     190,000 B+        Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12                             204,250
     105,000 B         Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08                            110,775

                      See Notes to Financial Statements.


         15 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003


   FACE
 AMOUNT(c)  RATING(d)                                        SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------
Oil & Gas -- 0.7% (continued)
    202,000 Aa2*      Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08                              $    244,296
     40,000 B-        Petro Stopping Centers Holdings L.P., Sr. Notes, 10.500% due 2/1/07                          39,800
    170,000 B         Plains Exploration & Production Co., L.P., Sr. Sub. Notes, Series B, 8.750% due 7/1/12      177,650
     55,000 B-        Range Resources Corp., Sr. Sub. Notes, 8.750% due 1/15/07                                    56,879
    145,000 B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                                         155,875
                      Vintage Petroleum Inc.:
    250,000 BB-        Sr. Notes, 8.250% due 5/1/12                                                               267,500
    135,000 B1*        Sr. Sub. Notes, 9.750% due 6/30/09                                                         143,775
     50,000 B+        The Williams Cos. Inc., Notes, 7.625% due 7/15/19                                            44,750
    185,000 BB+       Windsor Petroleum Transport Corp., Notes, 7.840% due 1/15/21 (e)                            176,444
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,190,278
-------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products -- 0.4%
                      Buckeye Technologies Inc., Sr. Sub. Notes:
    190,000 B          9.250% due 9/15/08                                                                         185,250
    645,000 B          8.000% due 10/15/10                                                                        593,400
    680,000 Ba2*      Louisiana-Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08                               778,600
    100,000 B+        Millar Western Forest Products Ltd., Sr. Notes, 9.875% due 5/15/08                          104,000
    800,000 BBB       Nexfor Inc., Notes, 7.250% due 7/1/12                                                       854,053
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,515,303
-------------------------------------------------------------------------------------------------------------------------
Personal Products -- 0.5%
    145,000 B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08                                                    149,350
    975,000 AA-       Colgate-Palmolive Co., Medium-Term Notes, Series D, 5.340% due 3/27/06                    1,046,828
  1,250,000 Aa2*      Kimberly-Clark Corp., Debentures, 6.250% due 7/15/18                                      1,370,796
    290,000 CCC+      Revlon Consumer Products Corp., Sr. Notes, 12.000% due 12/1/05                              279,125
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,846,099
-------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.8%
  1,500,000 AAA       Johnson & Johnson, Debentures, 6.950% due 9/1/29                                          1,715,923
  1,500,000 AAA       Merck & Co., Inc., Debentures, 6.400% due 3/1/28                                          1,595,216
  1,000,000 AAA       Pfizer Inc., Notes, 5.625% due 2/1/06                                                     1,080,049
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,391,188
-------------------------------------------------------------------------------------------------------------------------
Real Estate -- 0.1%
    660,000 Ba3*      Host Marriott L.P., Notes, Series I, 9.500% due 1/15/07                                     702,900
-------------------------------------------------------------------------------------------------------------------------
Road & Rail -- 1.6%
  2,500,000 Baa2*     CSX Corp., Sr. Debentures, 7.250% due 5/1/04                                              2,601,247
  3,000,000 Baa1*     Norfolk Southern Corp., Notes, 7.875% due 2/15/04                                         3,101,211
  3,000,000 BBB       Union Pacific Corp., Notes, 5.840% due 5/25/04                                            3,093,423
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,795,881
-------------------------------------------------------------------------------------------------------------------------
Specialty Retail -- 0.6%
     75,000 B         Cole National Group Inc., Sr. Sub. Notes, 8.625% due 8/15/07                                 74,250
                      The Gap, Inc., Notes:
    105,000 BB+        9.900% due 12/15/05                                                                        116,025
    150,000 BB+        10.550% due 12/15/08                                                                       178,125
  1,000,000 AA        The Home Depot Inc., Sr. Notes, 5.375% due 4/1/06                                         1,073,234
    210,000 B-        Jo-Ann Stores Inc., Sr. Sub. Notes, 10.375% due 5/1/07                                      222,075
  1,020,000 A         Lowe's Cos., Inc., Sr. Notes, 7.500% due 12/15/05                                         1,140,777
    200,000 BB-       The Pep Boys -- Manny, Moe & Jack, Medium-Term Notes, Series A,
                        6.710% due 11/3/04                                                                        201,750

                      See Notes to Financial Statements.

         16 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003

     FACE
   AMOUNT(c)     RATING(d)                                     SECURITY                                         VALUE
-------------------------------------------------------------------------------------------------------------------------
Specialty Retail -- 0.6% (continued)
    307,000      BB        Saks Inc., Notes, 9.875% due 10/1/11                                              $    343,840
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,350,076
-------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.4%
  1,250,000      A         Cintas Corp. No. 2, Sr. Notes, 6.000% due 6/1/12                                     1,334,054
                           Levi Strauss & Co., Sr. Notes:
    355,000      BB-        11.625% due 1/15/08                                                                   321,275
    100,000      BB-        12.250% due 12/15/12                                                                   85,000
    215,000      B-        Tropical Sportswear International Corp., Sr. Sub. Notes, Series A,
                             11.000% due 6/15/08                                                                  211,775
    305,000      B         William Carter Co., Sr. Sub. Notes, Series B, 10.875% due 8/15/11                      341,600
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,293,704
-------------------------------------------------------------------------------------------------------------------------
Tobacco -- 0.1%
    366,000      BB+       Standard Commercial Tobacco Corp., Sr. Notes, 8.875% due 8/1/05                        375,150
-------------------------------------------------------------------------------------------------------------------------
Water Utilities -- 0.1%
    750,000      A3*       United Utilities PLC, Notes, 4.550% due 6/19/18                                        646,934
-------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.4%
    285,000      CCC-      Alamosa Holdings Inc., Sr. Discount Notes, step bond to yield 12.726% due 2/15/10      186,675
  1,500,000      A         Alltel Corp., Sr. Notes, 7.500% due 3/1/06                                           1,683,669
    650,000      Caa1*     American Tower Corp., Sr. Notes, 9.375% due 2/1/09                                     666,250
  1,525,000      BBB       AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31                            1,763,525
                           Crown Castle International Corp.:
    310,000      B3*        Sr. Discount Notes, step bond to yield 10.376% due 5/15/11                            305,350
    345,000      B3*        Sr. Notes, 10.750% due 8/1/11                                                         379,500
     75,000      C         Horizon PCS Inc., Sr. Notes, step bond to yield 16.134% due 10/1/10 (b)                 12,000
  1,150,000      B+        Nextel Communications, Inc., Sr. Discount Notes, step bond to yield
                             10.661% due 2/15/08                                                                1,201,750
    295,000      CCC+      Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09                                  327,450
  1,250,000      A         Vodafone Group PLC, Notes, 6.250% due 11/30/32                                       1,209,150
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,735,319
-------------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost -- $137,641,019)                                                             142,272,133
-------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.6%
Electronic Equipment & Instruments -- 0.1%
    845,000      B1*       Sanmina Corp., Sub. Debentures, zero coupon due 9/12/20                                409,825
-------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 0.1%
    490,000      B         DaVita, Inc., Sub. Notes, 7.000% due 5/15/09                                           509,600
-------------------------------------------------------------------------------------------------------------------------
Media -- 0.0%
    335,000/GBP/ Ca*       Telewest Communications PLC, Sr. Notes, 5.250% due 2/19/07 (b)(e)                      183,288
-------------------------------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 0.4%
    435,000      B3*       Amkor Technology Inc., Sub. Notes, 5.000% due 3/15/07                                  381,712
    675,000/EUR/ B-        COLT Telecom Group PLC, Notes, 2.000% due 4/3/07 (e)                                   663,390
    595,000      Ba3*      LSI Logic Corp., Sub. Notes, 4.000% due 2/15/05                                        583,100
    545,000      NR        TriQuint Semiconductor Inc., Sub. Notes, 4.000% due 3/1/07                             472,788
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,100,990
-------------------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                           (Cost -- $3,029,840)                                                                 3,203,703
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


         17 Smith Barney Dividend and Income Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003


   FACE
 AMOUNT(c)   RATING(d)                                     SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.2%
   2,750,745 CCC       Airplanes Pass-Through Trust, Series 1, Class D, 10.875% due 3/15/19             $    82,522
   1,875,000 AAA       Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4,
                         5.550% due 10/20/23                                                              1,782,830
   2,075,000 AAA       Capital One Master Trust, Series 2001-8A, Class A, 4.600% due 8/17/09              2,162,944
     134,907 BB        Continental Airlines Inc., Series 2000-2, Class C, 8.312% due 10/2/12                103,942
   1,000,000 AAA       Household Automotive Trust, Series 2003-1, Class A3, 1.730% due 12/17/07             993,220
   1,741,965 AAA       Option One Mortgage Loan Trust, Series 2003-1, Class A-2, 1.520% due 2/25/33 (f)   1,748,166
     162,821 B3*       United Air Lines Inc., Series 2000-1, Class B, 8.030% due 7/1/11                      39,062
-------------------------------------------------------------------------------------------------------------------
                       TOTAL ASSET-BACKED SECURITIES
                       (Cost -- $10,039,403)                                                              6,912,686
-------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                                   SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.7%
U.S. Treasury Obligations -- 5.5%
                       U.S. Treasury Notes:
$  8,500,000            3.000% due 2/29/04                                                                8,596,296
   4,500,000            5.750% due 11/15/05                                                               4,880,043
     200,000            3.000% due 2/15/08                                                                  198,477
                       U.S. Treasury Bonds:
   4,500,000            7.250% due 5/15/16                                                                5,472,072
   2,500,000            7.875% due 2/15/21                                                                3,224,610
   8,350,000            5.500% due 8/15/28                                                                8,339,571
-------------------------------------------------------------------------------------------------------------------
                                                                                                         30,711,069
-------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 1.2%
   2,500,000           Federal Home Loan Bank (FHLB), 6.625% due 11/15/10                                 2,818,598
                       Federal National Mortgage Association (FNMA):
   1,259,749            6.500% due 4/1/29                                                                 1,295,199
   1,557,650            6.500% due 5/1/29                                                                 1,601,484
     394,581            8.500% due 10/1/30                                                                  424,617
     755,790           Government National Mortgage Association (GNMA), 7.000% due 2/15/24                  797,676
-------------------------------------------------------------------------------------------------------------------
                                                                                                          6,937,574
-------------------------------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                       (Cost -- $37,238,747)                                                             37,648,643
-------------------------------------------------------------------------------------------------------------------
   FACE
 AMOUNT(c)   RATING(d)                                     SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 0.4%
Canada -- 0.2%
   1,225,000 AA        Province of Ontario, Notes, 3.282% due 3/28/08                                     1,210,443
-------------------------------------------------------------------------------------------------------------------
Supranational -- 0.2%
   1,200,000 A         Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12                           1,288,055
-------------------------------------------------------------------------------------------------------------------
                       TOTAL SOVEREIGN BONDS
                       (Cost -- $2,433,861)                                                               2,498,498
-------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        18 Smith Barney Dividend and Income Fund  | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                               JULY 31, 2003



 WARRANTS                                            SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------------
WARRANTS (a) -- 0.0%
Containers & Packaging -- 0.0%
         95   Pliant Corp., Expire 6/1/10 (e)                                                         $         48
------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.0%
        455   GT Group Telecom Inc., Expire 2/1/10 (e)                                                         341
        485   IWO Holdings Inc., Expire 1/15/11 (e)                                                              5
------------------------------------------------------------------------------------------------------------------
                                                                                                               346
------------------------------------------------------------------------------------------------------------------
Internet Software & Services -- 0.0%
        505   Cybernet Internet Service International, Inc., Expire 7/1/09 (e)                                   1
      1,815   WAM!NET, Inc., Expire 3/1/05 (e)                                                                  18
------------------------------------------------------------------------------------------------------------------
                                                                                                                19
------------------------------------------------------------------------------------------------------------------
              TOTAL WARRANTS
              (Cost -- $216,189)                                                                               413
------------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                             SECURITY                                            VALUE
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
$16,962,000   Merrill Lynch & Co., Inc., 1.000% due 8/1/03; Proceeds at maturity -- $16,962,471;
                (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000%
                due 4/15/04 to 1/13/33; Market value -- $17,301,240) (Cost -- $16,962,000)              16,962,000
------------------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0%
              (Cost -- $530,965,280**)                                                                $564,271,471
------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security is currently in default.
(c) Face amount denominated in U.S. dollars unless otherwise indicated.
(d) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Variable-rate security.
** Aggregate cost for Federal income tax purposes is $532,664,432.

  Abbreviations used in this schedule:
  ADR  -- American Depositary Receipt
  EUR  -- Euro
  GBP  -- British Pound

  See pages 20 and 21 for definitions of ratings.

                      See Notes to Financial Statements.

        19 Smith Barney Dividend and Income Fund  | 2003 Annual Report

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA          -- Bonds rated "AAA" have the highest rating assigned by Standard
                & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA           -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A            -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB          -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D            -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa           -- Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A            -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

         20 Smith Barney Dividend and Income Fund | 2003 Annual Report

Baa          -- Bonds rated "Baa" are considered to be medium grade
                obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba           -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B            -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa          -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C            -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR           -- Indicates that the bond is not rated by Standard & Poor's or
                Moody's.

         21 Smith Barney Dividend and Income Fund | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                               JULY 31, 2003


ASSETS:
  Investments, at value (Cost -- $530,965,280)               $ 564,271,471
  Cash                                                                 749
  Dividends and interest receivable                              3,669,417
  Receivable for securities sold                                 1,856,153
  Receivable for Fund shares sold                                  130,422
  Other assets                                                      97,526
--------------------------------------------------------------------------
  Total Assets                                                 570,025,738
--------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares reacquired                               580,859
  Investment advisory fee payable                                  192,982
  Administration fee payable                                        92,013
  Distribution plan fees payable                                    69,190
  Accrued expenses                                                 126,067
--------------------------------------------------------------------------
  Total Liabilities                                              1,061,111
--------------------------------------------------------------------------
Total Net Assets                                             $ 568,964,627
--------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                 $      51,899
  Capital paid in excess of par value                          700,377,665
  Undistributed net investment income                              598,940
  Accumulated net realized loss from investment
   transactions and futures contracts                         (165,370,002)
  Net unrealized appreciation of investments and foreign
   currencies                                                   33,306,125
--------------------------------------------------------------------------
Total Net Assets                                             $ 568,964,627
--------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                       45,809,050
---------------------------------------------------------------------------
  Class B                                                        4,197,471
---------------------------------------------------------------------------
  Class L                                                        1,662,888
---------------------------------------------------------------------------
  Class O                                                          229,827
---------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $10.97
---------------------------------------------------------------------------
  Class B *                                                         $10.92
---------------------------------------------------------------------------
  Class L *                                                         $10.95
---------------------------------------------------------------------------
  Class O *                                                         $10.93
---------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value
   per share)                                                       $11.55
---------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
   per share)                                                       $11.06
---------------------------------------------------------------------------
  Class O (net asset value plus 1.01% of net asset value
   per share)                                                       $11.04
--------------------------------------------------------------------------

 * Redemption price is NAV of Class B, L and O shares reduced by a 5.00%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

         22 Smith Barney Dividend and Income Fund | 2003 Annual Report

 STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED JULY 31, 2003


INVESTMENT INCOME:
  Interest                                                    $ 16,677,549
  Dividends                                                      4,606,887
  Less: Foreign withholding tax                                    (37,656)
-------------------------------------------------------------------------
  Total Investment Income                                       21,246,780
-------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                               2,533,536
  Distribution plan fees (Note 7)                                1,798,042
  Administration fee (Note 2)                                    1,126,016
  Shareholder servicing fees (Note 7)                              573,573
  Custody                                                           80,329
  Shareholder communications (Note 7)                               67,357
  Registration fees                                                 47,981
  Audit and legal                                                   41,435
  Trustees' fees                                                    17,125
  Other                                                              4,327
-------------------------------------------------------------------------
  Total Expenses                                                 6,289,721
-------------------------------------------------------------------------
Net Investment Income                                           14,957,059
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
   Investment transactions                                     (15,155,788)
   Futures contracts                                              (380,655)
   Foreign currency transactions                                    12,200
-------------------------------------------------------------------------
  Net Realized Loss                                            (15,524,243)
-------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
   Investments                                                  56,694,513
   Foreign currencies                                               (1,162)
-------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                       56,693,351
-------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts and Foreign
  Currencies                                                    41,169,108
-------------------------------------------------------------------------
Increase in Net Assets From Operations                        $ 56,126,167
-------------------------------------------------------------------------

                      See Notes to Financial Statements.

         23 Smith Barney Dividend and Income Fund | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS                FOR THE YEARS ENDED JULY 31,



                                                        2003           2002
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  14,957,059  $  21,631,593
  Net realized loss                                  (15,524,243)   (73,843,996)
  Increase (decrease) in net unrealized
   appreciation                                       56,693,351    (86,437,307)
-------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                         56,126,167   (138,649,710)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 8):
  Net investment income                              (15,213,709)   (23,581,795)
-------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
   Shareholders                                      (15,213,709)   (23,581,795)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                    25,564,688     53,824,749
  Net asset value of shares issued for
   reinvestment of dividends                          12,975,961     20,089,390
  Cost of shares reacquired                         (110,992,937)  (175,076,774)
-------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share
   Transactions                                      (72,452,288)  (101,162,635)
-------------------------------------------------------------------------------
Decrease in Net Assets                               (31,539,830)  (263,394,140)

NET ASSETS:
  Beginning of year                                  600,504,457    863,898,597
-------------------------------------------------------------------------------
  End of year*                                     $ 568,964,627  $ 600,504,457
-------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                                 $598,940      $(433,508)
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

         24 Smith Barney Dividend and Income Fund | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Dividend and Income Fund ("Fund"), formerly known as Smith Barney Balanced Fund, a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: SB Convertible Fund, formerly known as Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, SB Capital and Income Fund, formerly known as Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund, Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends at least quarterly and makes capital gain distributions, if any, at least annually; ( g) gains or losses on the sale of securities are recorded on the identified cost basis; (h) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; ( j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract. The Fund from time to time may also enter into options and/or futures contracts to hedge market or currency risk.


         25 Smith Barney Dividend and Income Fund | 2003 Annual Report

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect, wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended July 31, 2003, the Fund paid transfer agent fees of $595,206 to CTB.

Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. For the year ended July 31, 2003, CGM and its affiliates received brokerage commissions of $21,816.

There are maximum initial sales charges of 5.00%, 1.00% and 1.00% for Class A, L and O shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2003, CGM received sales charges of approximately $84,000 and $20,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2003, CDSCs paid to CGM were approximately:

                                    Class B Class L
---------------------------------------------------
CDSCs                               $77,000 $1,000
---------------------------------------------------

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

------------------------------------------------
Purchases                           $271,643,954
------------------------------------------------
Sales                                344,383,584
------------------------------------------------

At July 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-------------------------------------------------
Gross unrealized appreciation       $ 60,574,734
Gross unrealized depreciation        (28,967,695)
-------------------------------------------------
Net unrealized appreciation         $ 31,607,039
-------------------------------------------------


         26 Smith Barney Dividend and Income Fund | 2003 Annual Report

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At July 31, 2003, the Fund did not have any open futures contracts.

6. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

At July 31, 2003, the Fund did not have any open forward foreign currency contracts.

7. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2003, total Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                     Class A   Class B  Class L  Class O
------------------------------------------------------------------------
Distribution Plan Fees              $1,232,848 $376,170 $170,115 $18,909
-----------------------------------------------------------------------

For the year ended July 31, 2003, total Shareholder Servicing fees were as follows:

                                    Class A  Class B Class L Class O
--------------------------------------------------------------------
Shareholder Servicing Fees          $541,492 $11,007 $18,083 $2,991
-------------------------------------------------------------------


         27 Smith Barney Dividend and Income Fund | 2003 Annual Report

For the year ended July 31, 2003, total Shareholder Communication expenses were as follows:

                                    Class A Class B Class L Class O
-------------------------------------------------------------------
Shareholder Communication Expenses  $53,789 $11,808  $1,487   $273
------------------------------------------------------------------

8. Distributions Paid to Shareholders by Class

                      Year Ended    Year Ended
                     July 31, 2003 July 31, 2002
------------------------------------------------
Net Investment
 Income
Class A               $13,693,614   $20,521,713
Class B                 1,116,204     2,448,659
Class L                   341,449       501,619
Class O                    62,442       109,804
-----------------------------------------------
Total                 $15,213,709   $23,581,795
-----------------------------------------------

9. Shares of Beneficial Interest

At July 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                               Year Ended                  Year Ended
                                                              July 31, 2003              July 31, 2002
                                                        ------------------------   -------------------------
                                                          Shares        Amount       Shares        Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                              1,676,086   $ 17,107,052   3,586,272  $  42,526,356
Shares issued on reinvestment                            1,164,158     11,734,491   1,541,024     17,612,619
Shares reacquired                                       (8,008,252)   (81,561,990) (9,823,102)  (112,673,685)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                            (5,168,008)  $(52,720,447) (4,695,806) $ (52,534,710)
-----------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                492,625   $  5,099,660     519,722  $   6,004,614
Shares issued on reinvestment                               88,585        886,444     170,269      1,940,563
Shares reacquired                                       (2,430,689)   (24,585,784) (4,852,988)   (56,715,965)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                            (1,849,479)  $(18,599,680) (4,162,997) $ (48,770,788)
-----------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                322,207   $  3,307,191     454,914  $   5,227,339
Shares issued on reinvestment                               30,244        304,227      39,201        447,466
Shares reacquired                                         (405,815)    (4,104,910)   (427,172)    (4,889,025)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                    (53,364)  $   (493,492)     66,943  $     785,780
-----------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                  4,706   $     50,785       5,518  $      66,440
Shares issued on reinvestment                                5,078         50,799       7,785         88,742
Shares reacquired                                          (74,309)      (740,253)    (70,749)      (798,099)
-----------------------------------------------------------------------------------------------------------
Net Decrease                                               (64,525)  $   (638,669)    (57,446) $    (642,917)
-----------------------------------------------------------------------------------------------------------


         28 Smith Barney Dividend and Income Fund | 2003 Annual Report

10.Capital Loss Carryforward

At July 31, 2003, the Fund had, for Federal income tax purposes, approximately $164,515,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

                                                               2008      2009        2010        2011
---------------------------------------------------------------------------------------------------------
Carryforward Amounts                                         $888,000 $24,644,000 $70,930,000 $68,053,000
---------------------------------------------------------------------------------------------------------

11.Income Tax Information and Distributions to Shareholders

At July 31, 2003, the tax basis components of distributable earnings were:

-------------------------------------------------
Undistributed ordinary income       $   1,443,322
-------------------------------------------------
Accumulated capital losses           (164,515,230)
-------------------------------------------------
Unrealized appreciation                31,606,973
-------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended July 31, 2003 was:

----------------------------------------------
Ordinary income                    $15,213,709
----------------------------------------------


         29 Smith Barney Dividend and Income Fund | 2003 Annual Report

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                                2003/(1)/  2002/(1)/   2001/(1)/ 2000/(1)/ 1999/(1)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.18     $12.74       $14.83    $13.86    $16.52
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                     0.28       0.35         0.43      0.45      0.45
 Net realized and unrealized gain (loss)/(2)/   0.80      (2.53)       (1.99)     1.00      0.92
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.08      (2.18)       (1.56)     1.45      1.37
--------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         (0.29)     (0.38)       (0.48)    (0.40)    (0.37)
 Net realized gains                               --         --        (0.05)    (0.08)    (3.66)
--------------------------------------------------------------------------------------------------
Total Distributions                            (0.29)     (0.38)       (0.53)    (0.48)    (4.03)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.97     $10.18       $12.74    $14.83    $13.86
--------------------------------------------------------------------------------------------------
Total Return                                   10.85%    (17.40)%     (10.73)%   10.62%    12.27%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $502       $519         $709      $436      $310
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.05%      1.11%        1.02%     1.04%     1.08%
 Net investment income/(2)/                      2.72       3.01        3.04      3.10      3.26
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           50%        40%          63%       43%       60%
--------------------------------------------------------------------------------------------------

Class B Shares                                2003/(1)/  2002/(1)/   2001/(1)/ 2000/(1)/ 1999/(1)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.13     $12.68      $ 14.78    $13.82    $16.49
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                     0.23       0.28         0.34      0.37      0.38
 Net realized and unrealized gain (loss)/(2)/   0.79      (2.51)       (1.98)     1.01      0.93
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.02      (2.23)       (1.64)     1.38      1.31
--------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         (0.23)     (0.32)       (0.41)    (0.34)    (0.32)
 Net realized gains                               --         --        (0.05)    (0.08)    (3.66)
--------------------------------------------------------------------------------------------------
Total Distributions                            (0.23)     (0.32)       (0.46)    (0.42)    (3.98)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $10.92     $10.13      $ 12.68    $14.78    $13.82
--------------------------------------------------------------------------------------------------
Total Return                                   10.26%    (17.82)%     (11.28)%   10.09%    11.78%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $46        $61         $129      $353      $568
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.48%      1.67%        1.47%     1.55%     1.56%
 Net investment income/(2)/                     2.31       2.47         2.51      2.60      2.81
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           50%        40%          63%       43%       60%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Class A and B shares, respectively, would have been $0.36 and $0.29 for net investment income, $2.54 and $2.52 for net realized and unrealized loss, and 3.12% and 2.58% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.



         30 Smith Barney Dividend and Income Fund | 2003 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                                   2003/(1)/    2002/(1)/    2001/(1)/    2000/(1)/   1999/(1)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $10.15       $12.70       $14.79       $13.83      $16.52
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                        0.20         0.27         0.32         0.34        0.35
 Net realized and unrealized gain (loss)/(2)/      0.81        (2.53)       (1.98)        1.01        0.91
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.01        (2.26)       (1.66)        1.35        1.26
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.21)       (0.29)       (0.38)       (0.31)      (0.29)
 Net realized gains                                  --           --        (0.05)       (0.08)      (3.66)
-------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.21)       (0.29)       (0.43)       (0.39)      (3.95)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $10.95       $10.15       $12.70       $14.79      $13.83
-------------------------------------------------------------------------------------------------------------
Total Return                                      10.10%      (18.02)%     (11.44)%       9.87%      11.43%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $18,202      $17,428      $20,939      $14,943      $7,508
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.80%        1.81%        1.73%        1.80%       1.85%
 Net investment income/(2)/                        1.97         2.31         2.34         2.34        2.54
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              50%          40%          63%          43%         60%
-------------------------------------------------------------------------------------------------------------

Class O Shares                                   2003/(1)/    2002/(1)/    2001/(1)/    2000/(1)/   1999/(1)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $10.14       $12.69       $14.79       $13.83      $16.50
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                        0.23         0.30         0.37         0.37        0.39
 Net realized and unrealized gain (loss)/(2)/      0.80        (2.52)       (2.00)        1.01        0.92
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.03        (2.22)       (1.63)        1.38        1.31
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.24)       (0.33)       (0.42)       (0.34)      (0.32)
 Net realized gains                                  --           --        (0.05)       (0.08)      (3.66)
-------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.24)       (0.33)       (0.47)       (0.42)      (3.98)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $10.93       $10.14       $12.69       $14.79      $13.83
-------------------------------------------------------------------------------------------------------------
Total Return                                      10.37%      (17.73)%     (11.19)%      10.13%      11.79%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $2,512       $2,986       $4,465       $5,738      $6,606
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.51%        1.50%        1.39%        1.53%       1.50%
 Net investment income/(2)/                        2.28         2.62         2.64         2.62        2.83
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              50%          40%          63%          43%         60%
-------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Class L and O shares, respectively, would have been $0.28 and $0.32 for net investment income, $2.54 and $2.54 for net realized and unrealized loss, and 2.42% and 2.73% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

         31 Smith Barney Dividend and Income Fund | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of the Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Dividend and Income Fund, formerly known as Smith Barney Balanced Fund, of Smith Barney Income Funds ("Fund") as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of July 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, and in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
September 12, 2003


         32 Smith Barney Dividend and Income Fund | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Dividend and Income Fund ("Fund"), formerly known as Smith Barney Balanced Fund, are managed under the direction of the Smith Barney Income Funds' ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                   Number of
                                                                                                 Portfolios in
                                               Term of Office*                                   Fund Complex       Other
                              Position(s) Held  and Length of      Principal Occupation(s)        Overseen by   Trusteeships
Name, Address and Age            with Fund       Time Served        During Past Five Years          Trustee    Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

Lee Abraham                       Trustee           Since      Retired; Former Chairman and CEO       28       Signet Group PLC
13732 LeHavre Drive                                 1993       of Associated Merchandising
Frenchman's Creek                                              Corp., a major retail
Palm Beach Gardens, FL 33410                                   merchandising organization;
Age 75                                                         former Trustee of Galey & Lord,
                                                               Liz Clairborne, R.G. Barry
                                                               Corporation and eNote.Com Inc.

Allan J. Bloostein                Trustee           Since      President of Allan Bloostein           35       Taubman
27 West 67th Street                                 1985       Associates, a consulting                        Centers Inc.
New York, NY 10023                                             firm; former Director of CVS
Age 73                                                         Corporation

Jane F. Dasher                    Trustee           Since      Controller of PBK Holdings Inc.,       28             None
Korsant Partners                                    1999       a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 53

Richard E. Hanson, Jr.            Trustee           Since      Retired; Former Head of the New        28             None
2751 Vermont Route 140                              1985       Atlanta Jewish Community High
Poultney, VT 05764                                             School
Age 61

Paul Hardin                       Trustee           Since      Professor of Law & Chancellor          36             None
12083 Morehead                                      1999       Emeritus at the University of
Chapel Hill, NC 27514-8426                                     North Carolina
Age 71

Roderick C. Rasmussen             Trustee           Since      Investment Counselor                   28             None
9 Cadence Court                                     1999
Morristown, NJ 07960
Age 76

John P. Toolan                    Trustee           Since      Retired                                28       John Hancock
7202 Southeast Golf Ridge Way                       1999                                                       Funds
Hobe Sound, FL 33455
Age 72

Interested Trustee:

R. Jay Gerken, CFA**          Chairman,             Since      Managing Director of Citigroup         219            None
CGM                           President and         2002       Global Markets Inc. ("CGM");
399 Park Avenue               Chief Executive                  Chairman, President and Chief
4th Floor                     Officer                          Executive Officer of Smith
New York, NY 10022                                             Barney Fund Management LLC
Age 52                                                         ("SBFM"), Travelers Investment
                                                               Adviser, Inc. ("TIA") and Citi
                                                               Fund Management Inc. ("CFM")

         33 Smith Barney Dividend and Income Fund | 2003 Annual Report

                                                                                                      Number of
                                                                                                    Portfolios in
                                                  Term of Office*                                   Fund Complex       Other
                              Position(s) Held     and Length of      Principal Occupation(s)        Overseen by   Trusteeships
Name, Address and Age            with Fund          Time Served        During Past Five Years          Trustee    Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Officers:

Lewis E. Daidone           Senior Vice President       Since      Managing Director of CGM;              N/A            N/A
CGM                        and Chief                   1995       Director and Senior Vice
125 Broad Street           Administrative Officer                 President of SBFM and TIA;
11th Floor                                                        Director of CFM; Former Chief
New York, NY 10004                                                Financial Officer and Treasurer
Age 45                                                            of mutual funds affiliated with
                                                                  Citigroup Inc.

Richard L. Peteka          Chief Financial             Since      Director and Head of Internal          N/A            N/A
CGM                        Officer and Treasurer       2002       Control for Citigroup Asset
125 Broad Street                                                  Management U.S. Mutual Fund
11th Floor                                                        Administration from 1999-2002;
New York, NY 10004                                                Vice President, Head of Mutual
Age 42                                                            Fund Administration and
                                                                  Treasurer at Oppenheimer Capital
                                                                  from 1996-1999

Gerald J. Culmone          Vice President and          Since      Vice President of Salomon              N/A            N/A
SBAM                       Investment Officer          2002       Brothers Asset Management Inc
399 Park Avenue                                                   ("SBAM")
4th Floor
New York, NY 10022
Age 39

Charles P. Graves III, CFA Vice President and          Since      Managing Director of CGM               N/A            N/A
CGM                        Investment Officer          1999
100 First Stamford Place
7th Floor
Stamford, CT 06902
Age 40

Peter J. Wilby, CFA        Vice President and          Since      Managing Director and Chief            N/A            N/A
SBAM                       Investment Officer          2002       Investment Officer of SBAM
399 Park Avenue
4th Floor
New York, NY 10022
Age 44

Kaprel Ozsolak             Controller                  Since      Vice President of CGM                  N/A            N/A
CGM                                                    2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor         Secretary                   Since      Managing Director of CGM;              N/A            N/A
CGM                                                    1995       General Counsel and Secretary of
300 First Stamford Place                                          SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

         34 Smith Barney Dividend and Income Fund | 2003 Annual Report

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes, the Fund hereby designates for the fiscal year ended July 31, 2003:

    . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 26.57%.

    . For individual shareholders, the maximum amount allowable of qualifying dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

A total of 9.18% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


 SUBSEQUENT EVENT (UNAUDITED)

Effective September 29, 2003, the Fund will be renamed Smith Barney Dividend and Income Fund. The Fund's investment objective seeking current income and long-term capital appreciation will not be affected as a result of this change. Consistent with the change in the Fund's name, the equity investment strategy will change from a focus on growth-oriented stocks to stocks that have a dividend stream so that approximately 80% of the equity portion of the portfolio will be invested in dividend paying stocks.

Also effective September 29, 2003, Harry D. Cohen and Scott K. Glasser will be responsible for the day-to-day management of the equity portion of the Fund's portfolio. Mr. Cohen and Mr. Glasser are investment officers of Smith Barney Fund Management LLC and managing directors of Citigroup Global Markets Inc. The day-to-day management of the fixed-income portion of the Fund will continue to be the responsibility of Gerald J. Culmone and Peter J. Wilby.

In addition, the Fund will change its fixed-income benchmark from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index. There is no change in the benchmark for the equity portion of the Fund which is the S&P 500 Index.



         35 Smith Barney Dividend and Income Fund | 2003 Annual Report

                                 SMITH BARNEY
                           DIVIDEND AND INCOME FUND



         TRUSTEES                     INVESTMENT ADVISER
         Lee Abraham                  AND ADMINISTRATOR
         Allan J. Bloostein           Smith Barney Fund Management LLC
         Jane F. Dasher
         R. Jay Gerken, CFA           DISTRIBUTOR
           Chairman                   Citigroup Global Markets Inc.
         Richard E. Hanson, Jr.
         Paul Hardin                  CUSTODIAN
         Roderick C. Rasmussen        State Street Bank and
         John P. Toolan                 Trust Company

         OFFICERS                     TRANSFER AGENT
         R. Jay Gerken, CFA           Citicorp Trust Bank, fsb.
         President and                125 Broad Street, 11th Floor
         Chief Executive Officer      New York, New York 10004

         Lewis E. Daidone             SUB-TRANSFER AGENT
         Senior Vice President and    PFPC Global Fund Services
         Chief Administrative Officer P.O. Box 9699
                                      Providence, Rhode Island
         Richard L. Peteka            02940-9699
         Chief Financial Officer
         and Treasurer

         Gerald J. Culmone
         Vice President and
         Investment Officer

         Charles P. Graves III, CFA
         Vice President and
         Investment Officer

         Peter J. Wilby, CFA
         Vice President and
         Investment Officer

         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Income Funds



   Smith Barney Dividend and Income Fund

   The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.


 This report is submitted for the general information of the shareholders of Smith Barney Income Funds --Smith Barney Dividend and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY DIVIDEND AND INCOME FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com



 (C)2003 Citigroup Global Markets Inc. Member NASD, SIPC

 FD0426 9/03                                                             03-5403

ITEM 2.   CODE OF ETHICS.

          The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the registrant has determined that Jane Dasher, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Dasher as the Audit Committee's financial expert. Ms. Dasher is an "independent" Trustee pursuant to paragraph (a)(2) of
          Item 3 to Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)  Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

          (b)  Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds


By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Smith Barney Income Funds

Date: October 2, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Smith Barney Income Funds

Date: October 2, 2003

By:   /s/ Richard L. Peteka
      (Richard L. Peteka)
      Chief Financial Officer of
      Smith Barney Income Funds

Date: October 2, 2003